Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2019

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2019 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2019 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2019	2019	2019	2018	2018	2019	2018			2019 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2019	2018	2018
Income Statement
Net interest income	$5,737	$5,746	$5,791	$5,820	$5,786	—	(1)%	$17,274	$17,055	1%
Non-interest income	1,222	1,378	1,292	1,193	1,176	(11)%	4	3,892	4,008	(3)
Total net revenue(1)	6,959	7,124	7,083	7,013	6,962	(2)	—	21,166	21,063	—
Provision for credit losses	1,383	1,342	1,693	1,638	1,268	3	9	4,418	4,218	5
Non-interest expense:
Marketing	501	546	517	831	504	(8)	(1)	1,564	1,343	16
Operating expense	3,371	3,233	3,154	3,301	3,269	4	3	9,758	9,427	4
Total non-interest expense	3,872	3,779	3,671	4,132	3,773	2	3	11,322	10,770	5
Income from continuing operations before income taxes	1,704	2,003	1,719	1,243	1,921	(15)	(11)	5,426	6,075	(11)
Income tax provision (benefit)	375	387	309	(21)	420	(3)	(11)	1,071	1,314	(18)
Income from continuing operations, net of tax	1,329	1,616	1,410	1,264	1,501	(18)	(11)	4,355	4,761	(9)
Income (loss) from discontinued operations, net of tax	4	9	2	(3)	1	(56)	**	15	(7)	**
Net income	1,333	1,625	1,412	1,261	1,502	(18)	(11)	4,370	4,754	(8)
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(12)	(12)	(9)	(9)	(17)	11	(34)	(32)	6
Preferred stock dividends	(53)	(80)	(52)	(80)	(53)	(34)	—	(185)	(185)	—
Net income available to common stockholders	$1,270	$1,533	$1,348	$1,172	$1,440	(17)	(12)	$4,151	$4,537	(9)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$2.70	$3.24	$2.87	$2.50	$3.01	(17)%	(10)%	$8.80	$9.40	(6)%
Income (loss) from discontinued operations	0.01	0.02	—	(0.01)	—	(50)	**	0.03	(0.01)	**
Net income per basic common share	$2.71	$3.26	$2.87	$2.49	$3.01	(17)	(10)	$8.83	$9.39	(6)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.68	$3.22	$2.86	$2.49	$2.99	(17)	(10)	$8.76	$9.33	(6)
Income (loss) from discontinued operations	0.01	0.02	—	(0.01)	—	(50)	**	0.03	(0.01)	**
Net income per diluted common share	$2.69	$3.24	$2.86	$2.48	$2.99	(17)	(10)	$8.79	$9.32	(6)
Weighted-average common shares outstanding (in millions):
Basic	469.5	470.8	469.4	470.0	477.8	—	(2)	469.9	483.2	(3)
Diluted	471.8	473.0	471.6	472.7	480.9	—	(2)	472.1	486.7	(3)
Common shares outstanding (period-end, in millions)	465.7	470.3	469.6	467.7	473.7	(1)	(2)	465.7	473.7	(2)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(3)	80.46	77.65	72.86	69.20	66.15	4	22	80.46	66.15	22

						2019 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2019	2019	2019	2018	2018	2019	2018			2019 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2019	2018	2018
Balance Sheet (Period-End)
Loans held for investment	$249,355	$244,460	$240,273	$245,899	$238,761	2%	4%	$249,355	$238,761	4%
Interest-earning assets	344,643	339,160	340,071	341,293	331,293	2	4	344,643	331,293	4
Total assets	378,810	373,619	373,191	372,538	362,909	1	4	378,810	362,909	4
Interest-bearing deposits	234,084	231,161	230,199	226,281	222,356	1	5	234,084	222,356	5
Total deposits	257,148	254,535	255,107	249,764	247,195	1	4	257,148	247,195	4
Borrowings	50,149	49,233	50,358	58,905	52,205	2	(4)	50,149	52,205	(4)
Common equity	52,412	51,406	49,120	47,307	46,277	2	13	52,412	46,277	13
Total stockholders’ equity	58,235	55,767	53,481	51,668	50,638	4	15	58,235	50,638	15
Balance Sheet (Average Balances)
Loans held for investment	$246,147	$242,653	$241,959	$241,371	$236,766	1%	4%	$243,602	$242,369	1%
Interest-earning assets	340,949	338,026	337,793	334,714	330,272	1	3	338,936	331,318	2
Total assets	374,905	371,095	370,394	365,243	360,937	1	4	372,148	362,293	3
Interest-bearing deposits	232,063	230,452	227,572	222,827	221,431	1	5	230,045	221,400	4
Total deposits	255,082	253,634	251,410	247,663	246,720	1	3	253,389	246,932	3
Borrowings	49,413	49,982	53,055	53,994	51,684	(1)	(4)	50,804	52,858	(4)
Common equity	52,566	50,209	48,359	46,753	46,407	5	13	50,393	45,521	11
Total stockholders’ equity	57,245	54,570	52,720	51,114	50,768	5	13	54,861	49,882	10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2019 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2019	2019	2019	2018	2018	2019		2018				2019 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2019	2018	2018
Performance Metrics
Net interest income growth (period over period)	—	(1)%	—	1%	4%	**		**		1%	2%	**
Non-interest income growth (period over period)	(11)%	7	8%	1	(28)	**		**		(3)	12	**
Total net revenue growth (period over period)	(2)	1	1	1	(3)	**		**		—	4	**
Total net revenue margin(4)	8.16	8.43	8.39	8.38	8.43	(27	)bps	(27	)bps	8.33	8.48	(15	)bps
Net interest margin(5)	6.73	6.80	6.86	6.96	7.01	(7)		(28)		6.80	6.86	(6)
Return on average assets	1.42	1.74	1.52	1.38	1.66	(32)		(24)		1.56	1.75	(19)
Return on average tangible assets(6)	1.48	1.82	1.59	1.44	1.74	(34)		(26)		1.63	1.83	(20)
Return on average common equity(7)	9.63	12.14	11.13	10.05	12.40	(251)		(277)		10.94	13.31	(237)
Return on average tangible common equity(8)	13.45	17.26	16.11	14.78	18.32	(381)		(487)		15.54	19.88	(434)
Non-interest expense as a percentage of average loans held for investment	6.29	6.23	6.07	6.85	6.37	6		(8)		6.20	5.92	28
Efficiency ratio(9)	55.64	53.05	51.83	58.92	54.19	259		145		53.49	51.13	236
Operating efficiency ratio(10)	48.44	45.38	44.53	47.07	46.95	306		149		46.10	44.76	134
Effective income tax rate for continuing operations	22.0	19.3	18.0	(1.7)	21.9	270		10		19.7	21.6	(190)
Employees (period-end, in thousands)	52.1	50.7	48.8	47.6	47.6	3%		9%		52.1	47.6	9%
Credit Quality Metrics
Allowance for loan and lease losses	$7,037	$7,133	$7,313	$7,220	$7,219	(1)%		(3)%		$7,037	$7,219	(3)%
Allowance as a percentage of loans held for investment	2.82%	2.92%	3.04%	2.94%	3.02%	(10	)bps	(20	)bps	2.82%	3.02%	(20	)bps
Net charge-offs	$1,462	$1,508	$1,599	$1,610	$1,425	(3)%		3%		$4,569	$4,502	1%
Net charge-off rate(11)	2.38%	2.48%	2.64%	2.67%	2.41%	(10	)bps	(3	)bps	2.50%	2.48%	2	bps
30+ day performing delinquency rate	3.28	3.15	3.23	3.62	3.28	13		—		3.28	3.28	—
30+ day delinquency rate	3.51	3.35	3.40	3.84	3.48	16		3		3.51	3.48	3
Capital Ratios(12)
Common equity Tier 1 capital	12.5%	12.3%	11.9%	11.2%	11.2%	20	bps	130	bps	12.5%	11.2%	130	bps
Tier 1 capital	14.4	13.8	13.4	12.7	12.8	60		160		14.4	12.8	160
Total capital	16.8	16.2	15.8	15.1	15.2	60		160		16.8	15.2	160
Tier 1 leverage	11.9	11.4	11.0	10.7	10.6	50		130		11.9	10.6	130
Tangible common equity (“TCE”)(13)	10.3	10.2	9.6	9.1	9.0	10		130		10.3	9.0	130

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2019 Q3 vs.		Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2019	2018	2018
Interest income:
Loans, including loans held for sale	$6,429	$6,383	$6,368	$6,358	$6,247	1%	3%	$19,180	$18,370	4%
Investment securities	583	629	655	627	593	(7)	(2)	1,867	1,584	18
Other	63	64	69	63	55	(2)	15	196	174	13
Total interest income	7,075	7,076	7,092	7,048	6,895	—	3	21,243	20,128	6
Interest expense:
Deposits	901	870	817	756	681	4	32	2,588	1,842	40
Securitized debt obligations	123	139	143	138	127	(12)	(3)	405	358	13
Senior and subordinated notes	299	310	314	297	288	(4)	4	923	828	11
Other borrowings	15	11	27	37	13	36	15	53	45	18
Total interest expense	1,338	1,330	1,301	1,228	1,109	1	21	3,969	3,073	29
Net interest income	5,737	5,746	5,791	5,820	5,786	—	(1)	17,274	17,055	1
Provision for credit losses	1,383	1,342	1,693	1,638	1,268	3	9	4,418	4,218	5
Net interest income after provision for credit losses	4,354	4,404	4,098	4,182	4,518	(1)	(4)	12,856	12,837	—
Non-interest income:
Interchange fees, net	790	820	758	743	714	(4)	11	2,368	2,080	14
Service charges and other customer-related fees	283	352	353	352	410	(20)	(31)	988	1,233	(20)
Net securities gains (losses)	5	15	24	(20)	(196)	(67)	**	44	(189)	**
Other	144	191	157	118	248	(25)	(42)	492	884	(44)
Total non-interest income	1,222	1,378	1,292	1,193	1,176	(11)	4	3,892	4,008	(3)
Non-interest expense:
Salaries and associate benefits	1,605	1,558	1,573	1,345	1,432	3	12	4,736	4,382	8
Occupancy and equipment	519	521	493	610	515	—	1	1,533	1,508	2
Marketing	501	546	517	831	504	(8)	(1)	1,564	1,343	16
Professional services	314	314	291	426	275	—	14	919	719	28
Communications and data processing	312	329	303	326	311	(5)	—	944	934	1
Amortization of intangibles	25	29	30	43	44	(14)	(43)	84	131	(36)
Other(14)	596	482	464	551	692	24	(14)	1,542	1,753	(12)
Total non-interest expense	3,872	3,779	3,671	4,132	3,773	2	3	11,322	10,770	5
Income from continuing operations before income taxes	1,704	2,003	1,719	1,243	1,921	(15)	(11)	5,426	6,075	(11)
Income tax provision (benefit)	375	387	309	(21)	420	(3)	(11)	1,071	1,314	(18)
Income from continuing operations, net of tax	1,329	1,616	1,410	1,264	1,501	(18)	(11)	4,355	4,761	(9)
Income (loss) from discontinued operations, net of tax	4	9	2	(3)	1	(56)	**	15	(7)	**
Net income	1,333	1,625	1,412	1,261	1,502	(18)	(11)	4,370	4,754	(8)
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(12)	(12)	(9)	(9)	(17)	11	(34)	(32)	6
Preferred stock dividends	(53)	(80)	(52)	(80)	(53)	(34)	—	(185)	(185)	—
Net income available to common stockholders	$1,270	$1,533	$1,348	$1,172	$1,440	(17)	(12)	$4,151	$4,537	(9)

						2019 Q3 vs.		Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019	2018			2019 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2019	2018	2018
Basic earnings per common share:(2)
Net income from continuing operations	$2.70	$3.24	$2.87	$2.50	$3.01	(17)%	(10)%	$8.80	$9.40	(6)%
Income (loss) from discontinued operations	0.01	0.02	—	(0.01)	—	(50)	**	0.03	(0.01)	**
Net income per basic common share	$2.71	$3.26	$2.87	$2.49	$3.01	(17)	(10)	$8.83	$9.39	(6)
Diluted earnings per common share:(2)
Net income from continuing operations	$2.68	$3.22	$2.86	$2.49	$2.99	(17)	(10)	$8.76	$9.33	(6)
Income (loss) from discontinued operations	0.01	0.02	—	(0.01)	—	(50)	**	0.03	(0.01)	**
Net income per diluted common share	$2.69	$3.24	$2.86	$2.48	$2.99	(17)	(10)	$8.79	$9.32	(6)
Weighted-average common shares outstanding (in millions):
Basic common shares	469.5	470.8	469.4	470.0	477.8	—	(2)	469.9	483.2	(3)
Diluted common shares	471.8	473.0	471.6	472.7	480.9	—	(2)	472.1	486.7	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2019 Q3 vs.
	2019	2019	2019	2018	2018	2019	2018
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,452	$5,184	$4,572	$4,768	$4,547	(14)%	(2)%
Interest-bearing deposits and other short-term investments	12,668	9,927	12,897	8,418	6,335	28	100
Total cash and cash equivalents	17,120	15,111	17,469	13,186	10,882	13	57
Restricted cash for securitization investors	417	710	1,969	303	746	(41)	(44)
Investment securities:
Securities available for sale	46,168	45,658	45,888	46,150	47,384	1	(3)
Securities held to maturity	33,894	35,475	36,503	36,771	34,631	(4)	(2)
Total investment securities	80,062	81,133	82,391	82,921	82,015	(1)	(2)
Loans held for investment:
Unsecuritized loans held for investment	215,892	211,556	208,591	211,702	204,796	2	5
Loans held in consolidated trusts	33,463	32,904	31,682	34,197	33,965	2	(1)
Total loans held for investment	249,355	244,460	240,273	245,899	238,761	2	4
Allowance for loan and lease losses	(7,037)	(7,133)	(7,313)	(7,220)	(7,219)	(1)	(3)
Net loans held for investment	242,318	237,327	232,960	238,679	231,542	2	5
Loans held for sale, at lower of cost or fair value	1,245	1,829	905	1,192	1,402	(32)	(11)
Premises and equipment, net	4,311	4,243	4,205	4,191	4,149	2	4
Interest receivable	1,627	1,544	1,615	1,614	1,518	5	7
Goodwill	14,624	14,545	14,546	14,544	14,513	1	1
Other assets	17,086	17,177	17,131	15,908	16,142	(1)	6
Total assets	$378,810	$373,619	$373,191	$372,538	$362,909	1	4

						2019 Q3 vs.
	2019	2019	2019	2018	2018	2019	2018
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$370	$437	$382	$458	$391	(15)%	(5)%
Deposits:
Non-interest-bearing deposits	23,064	23,374	24,908	23,483	24,839	(1)	(7)
Interest-bearing deposits	234,084	231,161	230,199	226,281	222,356	1	5
Total deposits	257,148	254,535	255,107	249,764	247,195	1	4
Securitized debt obligations	18,910	16,959	19,273	18,307	18,649	12	1
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	464	359	335	352	384	29	21
Senior and subordinated notes	30,682	31,822	30,645	30,826	31,291	(4)	(2)
Other borrowings	93	93	105	9,420	1,881	—	(95)
Total other debt	31,239	32,274	31,085	40,598	33,556	(3)	(7)
Other liabilities	12,908	13,647	13,863	11,743	12,480	(5)	3
Total liabilities	320,575	317,852	319,710	320,870	312,271	1	3

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,826	32,262	32,160	32,040	31,978	5	6
Retained earnings	39,476	38,386	37,030	35,875	34,883	3	13
Accumulated other comprehensive income (loss)	453	170	(660)	(1,263)	(1,877)	**	**
Treasury stock, at cost	(15,527)	(15,058)	(15,056)	(14,991)	(14,353)	3	8
Total stockholders’ equity	58,235	55,767	53,481	51,668	50,638	4	15
Total liabilities and stockholders’ equity	$378,810	$373,619	$373,191	$372,538	$362,909	1	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $330 million in Q3 2019, $318 million in Q2 2019, $376 million in Q1 2019, $391 million in Q4 2018 and $305 million in Q3 2018 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q3 2019 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(14)	Includes $22 million of net Cybersecurity Incident expenses in Q3 2019, consisting of $49 million of expenses and $27 million of probable insurance recoveries.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2019 Q3			2019 Q2			2018 Q3
	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$247,419	$6,429	10.39%	$243,831	$6,383	10.47%	$238,150	$6,247	10.49%
Investment securities	80,762	583	2.88	82,383	629	3.05	83,894	593	2.83
Cash equivalents and other	12,768	63	2.00	11,812	64	2.16	8,228	55	2.66
Total interest-earning assets	$340,949	$7,075	8.30	$338,026	$7,076	8.37	$330,272	$6,895	8.35
Interest-bearing liabilities:
Interest-bearing deposits	$232,063	$901	1.55	$230,452	$870	1.51	$221,431	$681	1.23
Securitized debt obligations	16,750	123	2.94	18,262	139	3.04	18,917	127	2.68
Senior and subordinated notes	31,220	299	3.84	30,630	310	4.05	31,660	288	3.63
Other borrowings and liabilities	2,698	15	2.14	2,322	11	1.91	3,084	13	1.67
Total interest-bearing liabilities	$282,731	$1,338	1.89	$281,666	$1,330	1.89	$275,092	$1,109	1.62
Net interest income/spread		$5,737	6.41		$5,746	6.48		$5,786	6.73
Impact of non-interest-bearing funding			0.32			0.32			0.28
Net interest margin			6.73%			6.80%			7.01%

	Nine Months Ended September 30,
	2019			2018
	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$244,743	$19,180	10.45%	$243,653	$18,370	10.05%
Investment securities	82,264	1,867	3.03	77,819	1,584	2.71
Cash equivalents and other	11,929	196	2.19	9,846	174	2.36
Total interest-earning assets	$338,936	$21,243	8.36	$331,318	$20,128	8.10
Interest-bearing liabilities:
Interest-bearing deposits	$230,045	$2,588	1.50	$221,400	$1,842	1.11
Securitized debt obligations	17,912	405	3.02	19,251	358	2.46
Senior and subordinated notes	30,897	923	3.98	31,452	828	3.51
Other borrowings and liabilities	3,228	53	2.19	4,674	45	1.28
Total interest-bearing liabilities	$282,082	$3,969	1.88	$276,777	$3,073	1.49
Net interest income/spread		$17,274	6.48		$17,055	6.61
Impact of non-interest-bearing funding			0.32			0.25
Net interest margin			6.80%			6.86%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2019 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2019 Q3	2019 Q2	2019 Q1	2018 Q4	2018 Q3	2019 Q2	2018 Q3	2019	2018	2019 vs. 2018
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$104,664	$102,959	$101,052	$107,350	$101,564	2%	3%	$104,664	$101,564	3%
International card businesses	9,017	9,182	8,784	9,011	9,121	(2)	(1)	9,017	9,121	(1)
Total credit card	113,681	112,141	109,836	116,361	110,685	1	3	113,681	110,685	3
Consumer banking:
Auto	59,278	57,556	56,444	56,341	56,422	3	5	59,278	56,422	5
Retail banking	2,737	2,771	2,804	2,864	2,907	(1)	(6)	2,737	2,907	(6)
Total consumer banking	62,015	60,327	59,248	59,205	59,329	3	5	62,015	59,329	5
Commercial banking:
Commercial and multifamily real estate	30,009	29,861	28,984	28,899	29,064	—	3	30,009	29,064	3
Commercial and industrial	43,650	42,125	42,197	41,091	39,325	4	11	43,650	39,325	11
Total commercial lending	73,659	71,986	71,181	69,990	68,389	2	8	73,659	68,389	8
Small-ticket commercial real estate	—	6	8	343	358	**	**	—	358	**
Total commercial banking	73,659	71,992	71,189	70,333	68,747	2	7	73,659	68,747	7
Total loans held for investment	$249,355	$244,460	$240,273	$245,899	$238,761	2	4	$249,355	$238,761	4
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$103,426	$101,930	$102,667	$103,391	$100,566	1%	3%	$102,677	$99,970	3%
International card businesses	8,945	8,868	8,789	8,958	8,944	1	—	8,868	8,998	(1)
Total credit card	112,371	110,798	111,456	112,349	109,510	1	3	111,545	108,968	2
Consumer banking:
Auto	58,517	57,070	56,234	56,469	56,297	3	4	57,282	55,320	4
Home loan(1)	—	—	—	—	—	**	**	—	8,377	**
Retail banking	2,752	2,788	2,831	2,873	2,923	(1)	(6)	2,790	3,144	(11)
Total consumer banking	61,269	59,858	59,065	59,342	59,220	2	3	60,072	66,841	(10)
Commercial banking:
Commercial and multifamily real estate	29,698	29,514	29,034	28,855	28,354	1	5	29,418	27,406	7
Commercial and industrial	42,807	42,476	42,132	40,476	39,318	1	9	42,474	38,754	10
Total commercial lending	72,505	71,990	71,166	69,331	67,672	1	7	71,892	66,160	9
Small-ticket commercial real estate	2	7	272	349	364	(71)	(99)	93	378	(75)
Total commercial banking	72,507	71,997	71,438	69,680	68,036	1	7	71,985	66,538	8
Other loans	—	—	—	—	—	**	**	—	22	**
Total average loans held for investment	$246,147	$242,653	$241,959	$241,371	$236,766	1	4	$243,602	$242,369	1

						2019 Q3 vs.				Nine Months Ended September 30,
	2019 Q3	2019 Q2	2019 Q1	2018 Q4	2018 Q3	2019 Q2		2018 Q3		2019	2018	2019 vs. 2018
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.12%	4.86%	5.04%	4.64%	4.35%	(74	)bps	(23	)bps	4.67%	4.78%	(11	)bps
International card businesses	3.78	3.63	3.20	4.22	1.92	15		186		3.54	2.85	69
Total credit card(2)	4.09	4.76	4.90	4.61	4.15	(67)		(6)		4.58	4.62	(4)
Consumer banking:
Auto	1.60	1.09	1.44	1.98	1.73	51		(13)		1.38	1.53	(15)
Retail banking	2.55	2.42	2.56	2.56	2.62	13		(7)		2.51	2.18	33
Total consumer banking	1.64	1.15	1.49	2.01	1.77	49		(13)		1.43	1.36	7
Commercial banking:
Commercial and multifamily real estate	0.02	—	—	(0.01)	0.04	2		(2)		0.01	0.01	—
Commercial and industrial	0.55	0.15	0.13	0.17	0.25	40		30		0.28	0.13	15
Total commercial lending	0.33	0.09	0.08	0.10	0.16	24		17		0.17	0.08	9
Small-ticket commercial real estate	**	**	0.23	0.13	0.56	**		**		**	(0.02)	**
Total commercial banking	0.33	0.09	0.08	0.10	0.16	24		17		0.17	0.08	9
Total net charge-offs	2.38	2.48	2.64	2.67	2.41	(10)		(3)		2.50	2.48	2
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.71%	3.40%	3.72%	4.04%	3.80%	31	bps	(9	)bps	3.71%	3.80%	(9	)bps
International card businesses	3.52	3.40	3.61	3.52	3.55	12		(3)		3.52	3.55	(3)
Total credit card	3.69	3.40	3.71	4.00	3.78	29		(9)		3.69	3.78	(9)
Consumer banking:
Auto	6.47	6.10	5.78	6.95	6.27	37		20		6.47	6.27	20
Retail banking	1.01	0.93	0.84	1.01	0.80	8		21		1.01	0.80	21
Total consumer banking	6.23	5.87	5.55	6.67	6.01	36		22		6.23	6.01	22
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.25%	0.25%	0.26%	0.25%	0.22%	—		3	bps	0.25%	0.22%	3	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.73	0.64	0.57	0.80	0.70	9	bps	3		0.73	0.70	3
Retail banking	0.91	1.02	1.10	1.04	1.13	(11)		(22)		0.91	1.13	(22)
Total consumer banking	0.74	0.66	0.59	0.81	0.72	8		2		0.74	0.72	2
Commercial banking:
Commercial and multifamily real estate	0.12	0.14	0.24	0.29	0.13	(2)		(1)		0.12	0.13	(1)
Commercial and industrial	0.95	0.74	0.71	0.54	0.55	21		40		0.95	0.55	40
Total commercial lending	0.61	0.49	0.52	0.44	0.37	12		24		0.61	0.37	24
Small-ticket commercial real estate	**	**	**	1.80	1.65	**		**		**	1.65	**
Total commercial banking	0.61	0.50	0.53	0.44	0.38	11		23		0.61	0.38	23
Total nonperforming loans	0.37	0.32	0.31	0.33	0.30	5		7		0.37	0.30	7
Total nonperforming assets	0.40	0.34	0.33	0.35	0.33	6		7		0.40	0.33	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of June 30, 2019	$4,925	$417	$5,342	$997	$58	$1,055	$736	$7,133
Charge-offs	(1,403)	(128)	(1,531)	(468)	(21)	(489)	(66)	(2,086)
Recoveries	338	42	380	234	4	238	6	624
Net charge-offs	(1,065)	(86)	(1,151)	(234)	(17)	(251)	(60)	(1,462)
Provision for loan and lease losses	1,010	77	1,087	189	14	203	84	1,374
Allowance build (release) for loan and lease losses	(55)	(9)	(64)	(45)	(3)	(48)	24	(88)
Other changes(5)	—	(8)	(8)	—	—	—	—	(8)
Balance as of September 30, 2019	4,870	400	5,270	952	55	1,007	760	7,037
Reserve for unfunded lending commitments:
Balance as of June 30, 2019	—	—	—	—	4	4	140	144
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	9	9
Balance as of September 30, 2019	—	—	—	—	4	4	149	153
Combined allowance and reserve as of September 30, 2019	$4,870	$400	$5,270	$952	$59	$1,011	$909	$7,190

	Nine Months Ended September 30, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of December 31, 2018	$5,144	$391	$5,535	$990	$58	$1,048	$637	$7,220
Charge-offs	(4,635)	(389)	(5,024)	(1,318)	(65)	(1,383)	(109)	(6,516)
Recoveries	1,036	153	1,189	726	13	739	19	1,947
Net charge-offs	(3,599)	(236)	(3,835)	(592)	(52)	(644)	(90)	(4,569)
Provision for loan and lease losses	3,325	246	3,571	554	49	603	213	4,387
Allowance build (release) for loan and lease losses	(274)	10	(264)	(38)	(3)	(41)	123	(182)
Other changes(5)	—	(1)	(1)	—	—	—	—	(1)
Balance as of September 30, 2019	4,870	400	5,270	952	55	1,007	760	7,037
Reserve for unfunded lending commitments:
Balance as of December 31, 2018	—	—	—	—	4	4	118	122
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	31	31
Balance as of September 30, 2019	—	—	—	—	4	4	149	153
Combined allowance and reserve as of September 30, 2019	$4,870	$400	$5,270	$952	$59	$1,011	$909	$7,190

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2019					Nine Months Ended September 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,546	$1,682	$486	$23	$5,737	$10,667	$5,070	$1,489	$48	$17,274
Non-interest income (loss)	870	165	221	(34)	1,222	2,858	491	608	(65)	3,892
Total net revenue (loss)	4,416	1,847	707	(11)	6,959	13,525	5,561	2,097	(17)	21,166
Provision for credit losses	1,087	203	93	—	1,383	3,571	603	244	—	4,418
Non-interest expense	2,360	985	414	113	3,872	6,784	2,981	1,258	299	11,322
Income (loss) from continuing operations before income taxes	969	659	200	(124)	1,704	3,170	1,977	595	(316)	5,426
Income tax provision (benefit)	235	154	46	(60)	375	747	461	138	(275)	1,071
Income (loss) from continuing operations, net of tax	$734	$505	$154	$(64)	$1,329	$2,423	$1,516	$457	$(41)	$4,355

	Three Months Ended June 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income (loss)	$3,531	$1,709	$514	$(8)	$5,746
Non-interest income (loss)	1,038	166	200	(26)	1,378
Total net revenue (loss)	4,569	1,875	714	(34)	7,124
Provision for credit losses	1,095	165	82	—	1,342
Non-interest expense	2,253	1,002	427	97	3,779
Income (loss) from continuing operations before income taxes	1,221	708	205	(131)	2,003
Income tax provision (benefit)	283	165	48	(109)	387
Income (loss) from continuing operations, net of tax	$938	$543	$157	$(22)	$1,616

	Three Months Ended September 30, 2018					Nine Months Ended September 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,596	$1,636	$513	$41	$5,786	$10,550	$4,860	$1,536	$109	$17,055
Non-interest income (loss)	893	155	189	(61)	1,176	2,634	504	585	285	4,008
Total net revenue (loss)	4,489	1,791	702	(20)	6,962	13,184	5,364	2,121	394	21,063
Provision (benefit) for credit losses	1,031	184	54	(1)	1,268	3,658	535	74	(49)	4,218
Non-interest expense	2,103	979	408	283	3,773	6,046	2,942	1,220	562	10,770
Income (loss) from continuing operations before income taxes	1,355	628	240	(302)	1,921	3,480	1,887	827	(119)	6,075
Income tax provision (benefit)	315	146	56	(97)	420	810	440	193	(129)	1,314
Income (loss) from continuing operations, net of tax	$1,040	$482	$184	$(205)	$1,501	$2,670	$1,447	$634	$10	$4,761

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2019 Q3 vs.				Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2019	2018	2018
Credit Card
Earnings:
Net interest income	$3,546	$3,531	$3,590	$3,617	$3,596	—		(1)%		$10,667	$10,550	1%
Non-interest income	870	1,038	950	886	893	(16)%		(3)		2,858	2,634	9
Total net revenue	4,416	4,569	4,540	4,503	4,489	(3)		(2)		13,525	13,184	3
Provision for credit losses	1,087	1,095	1,389	1,326	1,031	(1)		5		3,571	3,658	(2)
Non-interest expense	2,360	2,253	2,171	2,496	2,103	5		12		6,784	6,046	12
Income from continuing operations before income taxes	969	1,221	980	681	1,355	(21)		(28)		3,170	3,480	(9)
Income tax provision	235	283	229	160	315	(17)		(25)		747	810	(8)
Income from continuing operations, net of tax	$734	$938	$751	$521	$1,040	(22)		(29)		$2,423	$2,670	(9)
Selected performance metrics:
Period-end loans held for investment	$113,681	$112,141	$109,836	$116,361	$110,685	1		3		$113,681	$110,685	3
Average loans held for investment	112,371	110,798	111,456	112,349	109,510	1		3		111,545	108,968	2
Average yield on loans held for investment(8)	15.55%	15.66%	15.77%	15.63%	15.79%	(11	)bps	(24	)bps	15.66%	15.37%	29	bps
Total net revenue margin(9)	15.72	16.50	16.29	16.03	16.40	(78)		(68)		16.17	16.13	4
Net charge-off rate(2)	4.09	4.76	4.90	4.61	4.15	(67)		(6)		4.58	4.62	(4)
30+ day performing delinquency rate	3.69	3.40	3.71	4.00	3.78	29		(9)		3.69	3.78	(9)
30+ day delinquency rate	3.71	3.42	3.72	4.01	3.80	29		(9)		3.71	3.80	(9)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$108,034	$106,903	$93,197	$105,696	$97,469	1%		11%		$308,134	$281,406	9%

						2019 Q3 vs.				Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2019	2018	2018
Domestic Card
Earnings:
Net interest income	$3,299	$3,220	$3,273	$3,309	$3,280	2%		1%		$9,792	$9,617	2%
Non-interest income	878	971	873	828	819	(10)		7		2,722	2,411	13
Total net revenue	4,177	4,191	4,146	4,137	4,099	—		2		12,514	12,028	4
Provision for credit losses	1,010	1,024	1,291	1,229	950	(1)		6		3,325	3,424	(3)
Non-interest expense	2,076	2,034	1,949	2,216	1,890	2		10		6,059	5,405	12
Income from continuing operations before income taxes	1,091	1,133	906	692	1,259	(4)		(13)		3,130	3,199	(2)
Income tax provision	254	264	211	162	293	(4)		(13)		729	745	(2)
Income from continuing operations, net of tax	$837	$869	$695	$530	$966	(4)		(13)		$2,401	$2,454	(2)
Selected performance metrics:
Period-end loans held for investment	$104,664	$102,959	$101,052	$107,350	$101,564	2		3		$104,664	$101,564	3
Average loans held for investment	103,426	101,930	102,667	103,391	100,566	1		3		102,677	99,970	3
Average yield on loans held for investment(8)	15.74%	15.60%	15.69%	15.58%	15.73%	14	bps	1	bps	15.67%	15.29%	38	bps
Total net revenue margin(9)	16.15	16.45	16.15	16.01	16.30	(30)		(15)		16.25	16.04	21
Net charge-off rate(2)	4.12	4.86	5.04	4.64	4.35	(74)		(23)		4.67	4.78	(11)
30+ day delinquency rate	3.71	3.40	3.72	4.04	3.80	31		(9)		3.71	3.80	(9)
Purchase volume(10)	$99,087	$98,052	$85,738	$96,818	$89,205	1%		11%		$282,878	$257,340	10%
Refreshed FICO scores:(11)
Greater than 660	68%	68%	66%	67%	67%	—		1		68%	67%	1
660 or below	32	32	34	33	33	—		(1)		32	33	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2019 Q3 vs.				Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2019	2018	2018
Consumer Banking
Earnings:
Net interest income	$1,682	$1,709	$1,679	$1,689	$1,636	(2)%		3%		$5,070	$4,860	4%
Non-interest income	165	166	160	159	155	(1)		6		491	504	(3)
Total net revenue	1,847	1,875	1,839	1,848	1,791	(1)		3		5,561	5,364	4
Provision for credit losses	203	165	235	303	184	23		10		603	535	13
Non-interest expense	985	1,002	994	1,085	979	(2)		1		2,981	2,942	1
Income from continuing operations before income taxes	659	708	610	460	628	(7)		5		1,977	1,887	5
Income tax provision	154	165	142	107	146	(7)		5		461	440	5
Income from continuing operations, net of tax	$505	$543	$468	$353	$482	(7)		5		$1,516	$1,447	5
Selected performance metrics:
Period-end loans held for investment(1)	$62,015	$60,327	$59,248	$59,205	$59,329	3		5		$62,015	$59,329	5
Average loans held for investment(1)	61,269	59,858	59,065	59,342	59,220	2		3		60,072	66,841	(10)
Average yield on loans held for investment(8)	8.47%	8.36%	8.15%	8.14%	8.03%	11	bps	44	bps	8.33%	7.36%	97	bps
Auto loan originations	$8,175	$7,327	$6,222	$5,932	$6,643	12%		23%		$21,723	$20,345	7%
Period-end deposits	206,423	205,220	205,439	198,607	196,635	1		5		206,423	196,635	5
Average deposits	204,933	204,164	201,072	196,348	194,687	—		5		203,404	191,942	6
Average deposits interest rate	1.31%	1.26%	1.18%	1.10%	1.00%	5	bps	31	bps	1.25%	0.89%	36	bps
Net charge-off rate	1.64	1.15	1.49	2.01	1.77	49		(13)		1.43	1.36	7
30+ day performing delinquency rate	6.23	5.87	5.55	6.67	6.01	36		22		6.23	6.01	22
30+ day delinquency rate	6.86	6.41	6.02	7.36	6.61	45		25		6.86	6.61	25
Nonperforming loan rate(3)	0.74	0.66	0.59	0.81	0.72	8		2		0.74	0.72	2
Nonperforming asset rate(4)	0.83	0.75	0.68	0.90	0.82	8		1		0.83	0.82	1
Auto—At origination FICO scores:(12)
Greater than 660	48%	49%	49%	50%	50%	(1)%		(2)%		48%	50%	(2)%
621 - 660	20	19	19	19	19	1		1		20	19	1
620 or below	32	32	32	31	31	—		1		32	31	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2019 Q3 vs.				Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019		2018				2019 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2019	2018	2018
Commercial Banking
Earnings:
Net interest income	$486	$514	$489	$508	$513	(5)%		(5)%		$1,489	$1,536	(3)%
Non-interest income	221	200	187	159	189	11		17		608	585	4
Total net revenue(6)(7)	707	714	676	667	702	(1)		1		2,097	2,121	(1)
Provision for credit losses	93	82	69	9	54	13		72		244	74	230
Non-interest expense	414	427	417	434	408	(3)		1		1,258	1,220	3
Income from continuing operations before income taxes	200	205	190	224	240	(2)		(17)		595	827	(28)
Income tax provision	46	48	44	52	56	(4)		(18)		138	193	(28)
Income from continuing operations, net of tax	$154	$157	$146	$172	$184	(2)		(16)		$457	$634	(28)
Selected performance metrics:
Period-end loans held for investment	$73,659	$71,992	$71,189	$70,333	$68,747	2		7		$73,659	$68,747	7
Average loans held for investment	72,507	71,997	71,438	69,680	68,036	1		7		71,985	66,538	8
Average yield on loans held for investment(6)(8)	4.45%	4.75%	4.62%	4.67%	4.55%	(30	)bps	(10	)bps	4.61%	4.38%	23	bps
Period-end deposits	$30,923	$30,761	$31,248	$29,480	$30,474	1%		1%		$30,923	$30,474	1%
Average deposits	30,693	31,364	30,816	30,680	31,061	(2)		(1)		30,957	32,679	(5)
Average deposits interest rate	1.25%	1.28%	1.11%	0.95%	0.79%	(3	)bps	46	bps	1.21%	0.65%	56	bps
Net charge-off rate	0.33	0.09	0.08	0.10	0.16	24		17		0.17	0.08	9
Nonperforming loan rate(3)	0.61	0.50	0.53	0.44	0.38	11		23		0.61	0.38	23
Nonperforming asset rate(4)	0.61	0.50	0.53	0.45	0.41	11		20		0.61	0.41	20
Risk category:(13)
Noncriticized	$71,144	$69,390	$68,594	$68,043	$65,926	3%		8%		$71,144	$65,926	8%
Criticized performing	2,035	2,211	2,094	1,848	2,204	(8)		(8)		2,035	2,204	(8)
Criticized nonperforming	449	360	378	312	259	25		73		449	259	73
PCI loans	31	31	123	130	358	—		(91)		31	358	(91)
Total commercial banking loans	$73,659	$71,992	$71,189	$70,333	$68,747	2		7		$73,659	$68,747	7
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.6%	96.4%	96.4%	96.8%	95.9%	20	bps	70	bps	96.6%	95.9%	70	bps
Criticized performing	2.8	3.1	2.9	2.6	3.2	(30)		(40)		2.8	3.2	(40)
Criticized nonperforming	0.6	0.5	0.5	0.4	0.4	10		20		0.6	0.4	20
PCI loans	—	—	0.2	0.2	0.5	—		(50)		—	0.5	(50)
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2019 Q3 vs.		Nine Months Ended September 30,
	2019	2019	2019	2018	2018	2019	2018			2019 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2019	2018	2018
Other
Earnings:
Net interest income (loss)	$23	$(8)	$33	$6	$41	**	(44)%	$48	$109	(56)%
Non-interest income (loss)	(34)	(26)	(5)	(11)	(61)	31%	(44)	(65)	285	**
Total net revenue (loss)(6)(7)	(11)	(34)	28	(5)	(20)	(68)	(45)	(17)	394	**
Benefit for credit losses	—	—	—	—	(1)	—	**	—	(49)	**
Non-interest expense(14)(15)	113	97	89	117	283	16	(60)	299	562	(47)
Loss from continuing operations before income taxes	(124)	(131)	(61)	(122)	(302)	(5)	(59)	(316)	(119)	166
Income tax benefit	(60)	(109)	(106)	(340)	(97)	(45)	(38)	(275)	(129)	113
Income (loss) from continuing operations, net of tax	$(64)	$(22)	$45	$218	$(205)	191	(69)	$(41)	$10	**
Selected performance metrics:
Average loans held for investment	—	—	—	—	—	—	—	—	$22	**
Period-end deposits	$19,802	$18,554	$18,420	$21,677	$20,086	7	(1)	$19,802	20,086	(1)
Average deposits	19,456	18,106	19,522	20,635	20,972	7	(7)	19,028	22,311	(15)
Total
Earnings:
Net interest income	$5,737	$5,746	$5,791	$5,820	$5,786	—	(1)%	$17,274	$17,055	1%
Non-interest income	1,222	1,378	1,292	1,193	1,176	(11)%	4	3,892	4,008	(3)
Total net revenue	6,959	7,124	7,083	7,013	6,962	(2)	—	21,166	21,063	—
Provision for credit losses	1,383	1,342	1,693	1,638	1,268	3	9	4,418	4,218	5
Non-interest expense	3,872	3,779	3,671	4,132	3,773	2	3	11,322	10,770	5
Income from continuing operations before income taxes	1,704	2,003	1,719	1,243	1,921	(15)	(11)	5,426	6,075	(11)
Income tax provision (benefit)	375	387	309	(21)	420	(3)	(11)	1,071	1,314	(18)
Income from continuing operations, net of tax	$1,329	$1,616	$1,410	$1,264	$1,501	(18)	(11)	$4,355	$4,761	(9)
Selected performance metrics:
Period-end loans held for investment	$249,355	$244,460	$240,273	$245,899	$238,761	2	4	$249,355	$238,761	4
Average loans held for investment	246,147	242,653	241,959	241,371	236,766	1	4	243,602	242,369	1
Period-end deposits	257,148	254,535	255,107	249,764	247,195	1	4	257,148	247,195	4
Average deposits	255,082	253,634	251,410	247,663	246,720	1	3	253,389	246,932	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	In 2018, we sold all of our consumer home loan portfolio and recognized a net gain of approximately $499 million in the Other category, including a benefit for credit losses of $46 million.

(2)
In August 2018, we accelerated charge-off recognition for certain domestic credit card accounts where the cardholder is deceased. This acceleration led to a one-time increase in net charge-offs of approximately $32 million, increasing the net charge-off rate for total credit card and domestic credit card by approximately 12 basis points and 13 basis points, respectively, for the third quarter of 2018.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(5)	Represents foreign currency translation adjustments.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2019, we made a change in how revenue is measured in our Commercial Banking business by revising the allocation of tax benefits on certain tax-advantaged investments. As such, prior period results have been recast to conform with the current period presentation. The result of this measurement change reduced the previously reported total net revenue in our Commercial Banking business by $30 million in Q1 2018, $32 million in Q2 2018, $26 million in Q3 2018, and $20 million in Q4 2018, with an offsetting increase in the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

(15)	Includes $22 million of net Cybersecurity Incident expenses in Q3 2019, consisting of $49 million of expenses and $27 million of probable insurance recoveries.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Regulatory Capital Metrics
Common equity excluding AOCI	$51,959	$51,236	$49,781	$48,570	$48,154
Adjustments:
AOCI(2)	453	170	(660)	(1,263)	(1,877)
Goodwill, net of related deferred tax liabilities	(14,439)	(14,365)	(14,369)	(14,373)	(14,345)
Intangible assets, net of related deferred tax liabilities	(180)	(194)	(223)	(254)	(284)
Other	(588)	(401)	113	391	817
Common equity Tier 1 capital	$37,205	$36,446	$34,642	$33,071	$32,465
Tier 1 capital	$43,028	$40,806	$39,002	$37,431	$36,826
Total capital(3)	50,174	47,919	46,042	44,645	43,947
Risk-weighted assets	298,082	295,255	291,483	294,950	288,694
Adjusted average assets(4)	360,266	356,518	355,781	350,606	346,297
Capital Ratios
Common equity Tier 1 capital(5)	12.5%	12.3%	11.9%	11.2%	11.2%
Tier 1 capital(6)	14.4	13.8	13.4	12.7	12.8
Total capital(7)	16.8	16.2	15.8	15.1	15.2
Tier 1 leverage(4)	11.9	11.4	11.0	10.7	10.6
Tangible common equity (“TCE”)(8)	10.3	10.2	9.6	9.1	9.0

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019				2019				2019				Nine Months Ended
	Q3				Q2				Q1				September 30, 2019
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,737	$67		$5,804	$5,746	—		$5,746	$5,791	—		$5,791	$17,274	$67		$17,341
Non-interest income	1,222	73		1,295	1,378	$1		1,379	1,292	—		1,292	3,892	74		3,966
Total net revenue	6,959	140		7,099	7,124	1		7,125	7,083	—		7,083	21,166	141		21,307
Provision for credit losses	1,383	—		1,383	1,342	—		1,342	1,693	—		1,693	4,418	—		4,418
Non-interest expense	3,872	(178)		3,694	3,779	(81)		3,698	3,671	$(25)		3,646	11,322	(284)		11,038
Income from continuing operations before income taxes	1,704	318		2,022	2,003	82		2,085	1,719	25		1,744	5,426	425		5,851
Income tax provision	375	21		396	387	19		406	309	6		315	1,071	46		1,117
Income from continuing operations, net of tax	1,329	297		1,626	1,616	63		1,679	1,410	19		1,429	4,355	379		4,734
Income from discontinued operations, net of tax	4	—		4	9	—		9	2	—		2	15	—		15
Net income	1,333	297		1,630	1,625	63		1,688	1,412	19		1,431	4,370	379		4,749
Dividends and undistributed earnings allocated to participating securities(10)	(10)	(2)		(12)	(12)	(1)		(13)	(12)	—		(12)	(34)	(3)		(37)
Preferred stock dividends	(53)	—		(53)	(80)	—		(80)	(52)	—		(52)	(185)	—		(185)
Net income available to common stockholders	$1,270	$295		$1,565	$1,533	$62		$1,595	$1,348	$19		$1,367	$4,151	$376		$4,527
Selected performance metrics:
Diluted EPS(10)	$2.69	$0.63		$3.32	$3.24	$0.13		$3.37	$2.86	$0.04		$2.90	$8.79	$0.80		$9.59
Efficiency ratio	55.64%	(360	)bps	52.04%	53.05%	(115	)bps	51.90%	51.83%	(35	)bps	51.48%	53.49%	(169	)bps	51.80%
Operating efficiency ratio	48.44	(346)		44.98	45.38	(114)		44.24	44.53	(35)		44.18	46.10	(164)		44.46

	2018				2018				2018				Nine Months Ended
	Q3				Q2				Q1				September 30, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,786	—		$5,786	$5,551	$26		$5,577	$5,718	—		$5,718	$17,055	$26		$17,081
Non-interest income	1,176	$(155)		1,021	1,641	(361)		1,280	1,191	$2		1,193	4,008	(514)		3,494
Total net revenue	6,962	(155)		6,807	7,192	(335)		6,857	6,909	2		6,911	21,063	(488)		20,575
Provision for credit losses	1,268	2		1,270	1,276	46		1,322	1,674	—		1,674	4,218	48		4,266
Non-interest expense	3,773	(186)		3,587	3,424	(45)		3,379	3,573	(17)		3,556	10,770	(248)		10,522
Income from continuing operations before income taxes	1,921	29		1,950	2,492	(336)		2,156	1,662	19		1,681	6,075	(288)		5,787
Income tax provision (benefit)	420	(33)		387	575	(92)		483	319	4		323	1,314	(121)		1,193
Income from continuing operations, net of tax	1,501	62		1,563	1,917	(244)		1,673	1,343	15		1,358	4,761	(167)		4,594
Income (loss) from discontinued operations, net of tax	1	—		1	(11)	—		(11)	3	—		3	(7)	—		(7)
Net income	1,502	62		1,564	1,906	(244)		1,662	1,346	15		1,361	4,754	(167)		4,587
Dividends and undistributed earnings allocated to participating securities(10)	(9)	—		(9)	(12)	2		(10)	(10)	—		(10)	(32)	1		(31)
Preferred stock dividends	(53)	—		(53)	(80)	—		(80)	(52)	—		(52)	(185)	—		(185)
Net income available to common stockholders	$1,440	$62		$1,502	$1,814	$(242)		$1,572	$1,284	$15		$1,299	$4,537	$(166)		$4,371
Selected performance metrics:
Diluted EPS(10)	$2.99	$0.13		$3.12	$3.71	$(0.49)		$3.22	$2.62	$0.03		$2.65	$9.32	$(0.34)		$8.98
Efficiency ratio	54.19%	(149	)bps	52.70%	47.61%	167	bps	49.28%	51.72%	(27	)bps	51.45%	51.13%	1	bps	51.14%
Operating efficiency ratio	46.95	(166)		45.29	41.70	138		43.08	45.72	(26)		45.46	44.76	(15)		44.61

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019	2019	2019	2018	2018
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$58,235	$55,767	$53,481	$51,668	$50,638
Goodwill and intangible assets(11)	(14,940)	(14,886)	(14,904)	(14,941)	(14,945)
Noncumulative perpetual preferred stock	(5,823)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$37,472	$36,521	$34,217	$32,367	$31,333
Tangible Common Equity (Average)
Stockholders’ equity	$57,245	$54,570	$52,720	$51,114	$50,768
Goodwill and intangible assets(11)	(14,908)	(14,900)	(14,932)	(14,953)	(14,982)
Noncumulative perpetual preferred stock	(4,678)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$37,659	$35,310	$33,428	$31,801	$31,426
Tangible Assets (Period-End)
Total assets	$378,810	$373,619	$373,191	$372,538	$362,909
Goodwill and intangible assets(11)	(14,940)	(14,886)	(14,904)	(14,941)	(14,945)
Tangible assets	$363,870	$358,733	$358,287	$357,597	$347,964
Tangible Assets (Average)
Total assets	$374,905	$371,095	$370,394	$365,243	$360,937
Goodwill and intangible assets(11)	(14,908)	(14,900)	(14,932)	(14,953)	(14,982)
Tangible assets	$359,997	$356,195	$355,462	$350,290	$345,955
__________

(1)	Regulatory capital metrics and capital ratios as of September 30, 2019 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments for the following periods consist of:

	2019	2019	2019	Nine Months Ended	2018	2018	2018	Nine Months Ended
(Dollars in millions)	Q3	Q2	Q1	September 30, 2019	Q3	Q2	Q1	September 30, 2018
U.K. Payment Protection Insurance customer refund reserve build (“U.K. PPI Reserve”)	$212	—	—	$212	—	$49	—	$49
Walmart launch and related integration expenses	84	$54	$25	163	—	—	—	—
Cybersecurity Incident expenses, net of insurance	22	—	—	22	—	—	—	—
Restructuring charges	—	28	—	28	—	15	$19	34
Net gains on the sales of exited businesses	—	—	—	—	$(141)	(400)	—	(541)
Legal reserve build	—	—	—	—	170	—	—	170
Total	318	82	25	425	29	(336)	19	(288)
Income tax provision (benefit)	21	19	6	46	(33)	(92)	4	(121)
Net income	$297	$63	$19	$379	$62	$(244)	$15	$(167)

(10)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(11)	Includes impact of related deferred taxes.